SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 AMENDMENT NO. 1

                                       to

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2002

                             OPTIMARK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       000-30527                22-3730995
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



          10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 536-7000


                                       N/A
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

       This Amendment No. 1 to the Current Report on Form 8-K of OptiMark Holdings, Inc. dated September 26, 2002 is being filed solely for the purpose of amending Exhibit 16.


Item 7.  Financial Statements and Exhibits
------------------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.



     Exhibit No.               Description
     -----------               -----------

         16                    Letter of Deloitte & Touche LLP

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OPTIMARK HOLDINGS, INC.


                                               By:  /s/  Robert J. Warshaw
                                                   ---------------------------
                                                   Robert J. Warshaw
                                                   Chief Executive Officer
Date:  October 4, 2002

                                  EXHIBIT INDEX




     Exhibit No.               Description
     -----------               -----------

         16                    Letter of Deloitte & Touche LLP